SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 10, 2017

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendment to the By-Laws

The Company By-Laws under section 3 of Article III added the Notification of Nominations requirement of (1) disclosure of any third-party compensation arrangements in connection with board candidacy or service and (2) if the nominee is a party to such compensation arrangements and also (3) written consent of the nominee to comply with Company polices of confidentiality and disclosure of conflicts.

The Company By-Laws under section 8 of Article III added that special meetings of the Board may also be called by the Vice Chairman and a majority of the Board and the agenda items for any special meeting shall be determined only by the Chairman, Vice Chairman, President, CEO, or Committee Chairman as appropriate.

The Company By-Laws under section 12 of Article III added that a director shall be disqualified from Board service and removed, if the director fails to disclose third-party compensatory arrangements in connection with Board candidacy or the director is a party to any compensatory arrangement or understanding outside the Company in connection with Board service.

The Company By-Laws under section 15 of Article III added, if there was timely disclosure of a compensation conflict, the Board still can exclude such conflicted director from special committees and any special Board meetings if the conflicted topic is being discussed with additional restrictions to confidential information on the conflicted topic and the conflicted director must recuse himself in conflicted voting situations with the Board.

The Company By-Laws under section 10 of Article IV, unless requested by the majority of the board, each committee will decide whether to have formal minutes and what information to release during committee meetings.

Under Section 9 of Article IX of the By-Laws, the Board may, upon the affirmative vote of at least two-thirds of the directors, amend the By-Laws.  Based upon the recommendation of management, the above changes were approved unanimously by the Board on August 10, 2017. The effective date of the amendment to the Amended and Restated Bylaws of Zion Oil & Gas, Inc. is August 10, 2017 and the amended By-Laws are provided under Exhibit 3(i).1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3(i).1	Amended and Restated Bylaws of Zion Oil & Gas, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: August 10, 2017	By:	/s/ Victor G. Carrillo
Victor G. Carrillo
Chief Executive Officer

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